                                 IMPORTANT NEWS

                                  FOR VANGUARD
                                  SHAREHOLDERS

                             VANGUARD ADMIRAL FUNDS

                            VANGUARD BOND INDEX FUND

                     VANGUARD FIXED INCOME SECURITIES FUND

                         VANGUARD MONEY MARKET RESERVES

                             VANGUARD TREASURY FUND


                            PLEASE VOTE IMMEDIATELY!
                        YOU CAN VOTE BY MAIL, TELEPHONE,
                              OR OUR WEBSITE . . .
                                  DETAILS CAN
                                  BE FOUND ON
                                  THE ENCLOSED
                                 PROXY INSERT.


                                      PROXY
                                   INFORMATION


YOUR VANGUARD FUND WILL HOST A SPECIAL MEETING OF SHAREHOLDERS ON MAY 29, 1998, AT OUR HEADQUARTERS IN MALVERN, PENNSYLVANIA. THE PURPOSE IS TO VOTE ON SOME IMPORTANT PROPOSALS AFFECTING THE FUND.

  THE FIRST FEW PAGES OF THIS BOOKLET SUMMARIZE VANGUARD'S PROPOSALS AND EXPLAIN THE PROXY PROCESS -- INCLUDING HOW TO CAST YOUR VOTES. BEFORE YOU VOTE, PLEASE READ THE FULL TEXT OF THE PROXY STATEMENT FOR A COMPLETE UNDERSTANDING OF OUR PROPOSALS.


PROPOSAL 1: REORGANIZATION INTO A DELAWARE BUSINESS TRUST

We want to reorganize your Fund from a Maryland corporation into a Delaware business trust. (Treasury Fund is already a Delaware business trust, so it won't participate in this proposal.)

WHY? We expect this administrative change to SAVE MOST FUNDS (AND, ULTIMATELY, THEIR SHAREHOLDERS) A SUBSTANTIAL AMOUNT OF MONEY IN STATE TAXES EACH YEAR -- $398,000 for Admiral Funds, $497,000 for Bond Index Fund, $1,935,000 for Fixed Income Securities Fund, and $2,192,000 for Money Market Reserves, at current asset levels. The savings realized would reduce each Fund's expenses.

KEY POINTS: The reorganization would not change your Fund's investment objective or policies (except for any changes approved by shareholders under Proposal 2). Your Fund also would keep the same Directors, officers, investment advisers, and auditors.

                                               (continued on inside front cover)


                                                              THE VANGUARD GROUP

PROPOSAL 2: SIX CHANGES TO INVESTMENT LIMITATIONS

We want to make a number of minor changes to the Vanguard Funds' fundamental investment limitations. Not all of these changes relate to your Fund; you will have the opportunity to vote separately on each change that does apply. Proposal 2a is the most important of these. It concerns an interfund lending program that we would like to establish for all Funds. This program would permit your Fund to borrow money from other Vanguard Funds as needed to make redemptions while awaiting payment for securities that it has sold. In addition, your Fund could lend its cash reserves to other Vanguard Funds to meet their temporary borrowing needs.

WHY: Normally, your Fund has sufficient cash on hand to meet redemption requests. If not, however, the Fund can either delay paying shareholders for up to seven days -- not an acceptable alternative -- or pay them immediately by taking out a temporary loan. A temporary loan through the interfund lending program could be cheaper and easier for your Fund than borrowing from a bank. By lending money to other Funds through this program, your Fund could earn a better rate of interest on its cash reserves than it might receive from a bank.

KEY POINTS: The interfund lending program would feature a number of safeguards to make sure it is fair and beneficial to all Vanguard Funds. One especially important safeguard is this: No Fund could borrow or lend money in the program unless it would get a more favorable interest rate than a typical bank would offer.

                                    -- Q&A --

Q. I'm a small investor. Why should I bother to vote?

A. Your vote makes a difference. If numerous shareholders just like you fail to vote their proxies, your Fund may not receive enough votes to go forward with its meeting. If this happens, we'll need to mail proxies again -- a costly proposition for your Fund!

Q. I've owned shares of Vanguard Funds for several years. Why is this the first notice I've received about a shareholder meeting?

A. Unlike publicly traded companies, most mutual funds do not hold shareholder meetings every year. Instead, they undertake this expensive process only when significant issues requiring shareholder approval come up -- such as your Fund's plan to save on taxes by changing its form of organization. The last time all Vanguard Funds held shareholder meetings was in 1993.

Q. Who gets to vote?

A. Any person who owned shares of your Fund on the "record date," which was March 16, 1998, gets to vote -- even if the investor later sold the shares. Shareholders are entitled to cast one vote for each Fund share owned on the record date.

Q. How can I vote?

A. You can vote in any one of four ways:

   - Through the Internet at www.proxyvote.com (or by going to www.vanguard.com and clicking on "Proxy Voting").

   - By telephone, with a toll-free call to the number listed on your proxy card.

   - By mail, with the enclosed ballot.

   - In person at the meeting.

We encourage you to vote by Internet or telephone, using the 12-digit "control" number that appears on your proxy card. These voting methods will save your Fund a good deal of money (no return-mail postage!). Whichever method you choose, please take the time to read the full text of our proxy statement before you vote.

Q. Is it hard to vote by Internet?

A. Not at all! If you have not yet visited Vanguard's website -- at www.vanguard.com -- this is a great opportunity to check it out. Scan our website and, when you're ready, click on the "Proxy Voting" link on our homepage to access www.proxyvote.com (the voting location). Problems? Please call us at 1-800-662-2739.

Q. I plan to vote by mail. How should I sign my proxy card?

A. If you are an individual account owner, please sign exactly as your name appears on the proxy card. Either owner of a joint account may sign the proxy card, but the signer's name must exactly match one that appears on the card. You should sign proxy cards for other types of accounts in a way that indicates your authority (for instance, "John Brown, Custodian").

                             VANGUARD ADMIRAL FUNDS
                            VANGUARD BOND INDEX FUND
                     VANGUARD FIXED INCOME SECURITIES FUND
                         VANGUARD MONEY MARKET RESERVES
                             VANGUARD TREASURY FUND

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

     Your Vanguard Fund will host a Special Meeting of Shareholders on FRIDAY, MAY 29, 1998, AT 9:30 A.M., EASTERN TIME. This will be a joint meeting for all the Vanguard Funds listed above. It will be held at Vanguard's Malvern, Pennsylvania, headquarters, at 100 Vanguard Boulevard, in the Majestic Building. At the meeting, we'll ask shareholders to vote on:

     1. A proposal to reorganize your Fund into a Delaware business trust.

     2. Six proposed changes to your Fund's fundamental investment limitations (none of which would alter your Fund's current investment objective).

     3. A proposed switch from share-based voting rights to dollar-based voting rights.

     4. Any other business properly brought before the meeting.

                                By Order of the Board of Directors/Trustees
                                Raymond J. Klapinsky, Secretary
                                100 Vanguard Boulevard
                                Malvern, PA 19355

March 16, 1998

                            YOUR VOTE IS IMPORTANT!
YOU CAN VOTE EASILY AND QUICKLY BY TOLL-FREE TELEPHONE CALL, AT OUR WEBSITE, OR BY MAIL. JUST FOLLOW THE SIMPLE INSTRUCTIONS THAT APPEAR ON YOUR ENCLOSED PROXY CARD. PLEASE HELP YOUR FUND AVOID THE EXPENSE OF A FOLLOW-UP MAILING BY VOTING TODAY!

                             VANGUARD ADMIRAL FUNDS
                            VANGUARD BOND INDEX FUND
                     VANGUARD FIXED INCOME SECURITIES FUND
                         VANGUARD MONEY MARKET RESERVES
                             VANGUARD TREASURY FUND

                        SPECIAL MEETING OF SHAREHOLDERS
                                  MAY 29, 1998

                                PROXY STATEMENT

                                  INTRODUCTION
                                  ------------
     This is a combined proxy statement for the five Vanguard Funds listed at the top of this page. We've divided the proxy statement into five parts:


   Part 1-- An Overview begins on page 2.
   Part 2-- Your Fund's Proposals--the longest part--also begins on page 2.
   Part 3-- More on Proxy Voting and Shareholder Meetings begins on page 15.
   Part 4-- Fund Information begins on page 17.
   Part 5-- Director/Trustee Information begins on page 19.



     Please be sure to read the entire proxy statement before casting your vote. Questions? Call us at 1-800-891-5345 (individual investors) or 1-800-523-1188 (participants in company-sponsored retirement plans administered by Vanguard). This proxy statement was first mailed to shareholders the week of March 16, 1998.

PART 1--AN OVERVIEW

     The Board of Directors/Trustees has sent you this proxy statement to ask for your vote on several proposals affecting your Fund. This table summarizes the proposals and how they apply to the five Vanguard Funds that have scheduled a shareholder meeting for May 29, 1998.


                  PROPOSAL                           FUNDS AFFECTED
                  --------                           --------------
 1.  Reorganization into a Delaware Business
       Trust                                  All but Treasury Fund
 2.  Investment Limitation Changes
     a. Interfund lending program             All but Treasury Fund
     b. Borrowing money and pledging assets   All Funds
     c. Investments in securities owned by
           affiliates                         Money Market Reserves
     d. Investments in assessable securities  Bond Index Fund
     e. Investments in bond futures and
           options                            Fixed Income Securities
                                                Fund-Short-Term Federal
                                                Portfolio only
     f. Investments in a single issuer's
           securities                         Money Market Reserves and
                                                Treasury Fund
 3.  Switch to dollar-based voting rights     Treasury Fund


--------------------------------------------------------------------------------

PART 2--YOUR FUND'S PROPOSALS

PROPOSAL 1. REORGANIZATION INTO A DELAWARE BUSINESS TRUST (ALL BUT TREASURY
            FUND)

     The Board of Directors has approved a plan to reorganize your Fund into a Delaware business trust. THE PURPOSE OF THE REORGANIZATION IS TO REDUCE THE AMOUNT OF STATE TAXES THAT YOUR FUND PAYS ANNUALLY. To proceed with the reorganization plan, we need shareholder approval. The next few pages of this proxy statement discuss important details of the reorganization plan, including the following:

     - Why we want to reorganize your Fund.
     - How we plan to accomplish the reorganization.
     - How the reorganization will affect your Fund.
     - How a Delaware business trust compares to your Fund's current legal structure.
     - How many shareholder votes we need to approve the reorganization.


     A SPECIAL NOTE TO TREASURY FUND SHAREHOLDERS: Your Fund is already organized as a Delaware business trust, so it will not participate in the reorganization proposal. Please skip to Proposal 2, which begins on page 7.

A.  WHY WE WANT TO REORGANIZE YOUR FUND

     YOUR FUND WILL PAY LESS IN TAXES AS A BUSINESS TRUST. Your Fund currently pays foreign franchise taxes to the Commonwealth of Pennsylvania. This tax applies to your Fund because it is headquartered in Pennsylvania and is a "foreign" corporation--that is, organized as a corporation under the laws of a different state, Maryland. If your Fund were instead organized in the form of a business trust (as many mutual funds are), it would be exempt from the Pennsylvania foreign franchise tax. As a business trust, your Fund would be subject to a different tax, the Pennsylvania county personal property tax. However, Pennsylvania counties generally have stopped assessing personal property taxes. This is because the Pennsylvania Supreme Court is expected to declare the personal property tax unconstitutional. (The U.S. Supreme Court declared a similar North Carolina tax unconstitutional in 1996.) We believe it unlikely that your Fund, as reorganized, would become subject to the personal property tax in the foreseeable future. If the personal property tax were reinstated, or any similar state tax were imposed, we would reevaluate your Fund's options at that time.

     The following table shows (i) the amount of Pennsylvania foreign franchise taxes paid by your Fund for its last fiscal year; and (ii) the amount of Pennsylvania personal property taxes that your Fund would have paid if it had been organized as a business trust for the last fiscal year.

                                     LAST YEAR'S         SAME BILL AS A
             FUND               PENNSYLVANIA TAX BILL    BUSINESS TRUST
             ----               ---------------------    --------------
Admiral Funds                        $  398,000                $0
Bond Index Fund                      $  497,000                $0
Fixed Income Securities Fund         $1,935,000                $0
Money Market Reserves                $2,192,000                $0

     "Last Year's Pennsylvania Tax Bill" is the approximate amount that we expect to save your Fund ANNUALLY by reorganizing it into a Delaware business trust. These anticipated savings are based on the size of your Fund during its last fiscal year. If your Fund grows, so will the amount of its tax savings. Of course, the ONE-TIME costs of reorganizing will offset your Fund's tax savings to a limited extent. These costs, which mostly relate to the printing, mailing, and tabulation of proxies, are estimated at $20,000 for Admiral Funds, $137,000 for Bond Index Fund, $687,000 for Fixed Income Securities Fund, and $908,000 for Money Market Reserves.

     DELAWARE LAW IS FAVORABLE TO MUTUAL FUNDS. We have proposed to reorganize your Fund as a DELAWARE business trust because that state's business trust law contains provisions that are well-suited to mutual funds. The "move" to Delaware will be largely on paper; your Fund will continue to operate out of Pennsylvania, just as it does now.

B.  HOW WE PLAN TO ACCOMPLISH THE REORGANIZATION

     AGREEMENT AND PLAN OF REORGANIZATION. The Board of Directors has approved a written Agreement and Plan of Reorganization for your Fund. This document spells out the terms and conditions that will apply to your Fund's reorganization into a Delaware business trust.

     THREE STEPS TO REORGANIZE. In essence, the reorganization will be a three-step process. The first step is already taken: We have established a Delaware business trust especially for your Fund. Prior to the reorganization, this trust will issue a single share--to your Fund. Second, if this proposal is approved, your Fund will transfer all of its assets and liabilities to the trust. As part of this second step, the trust will open an account for each Fund shareholder. The trust will then credit these accounts with the exact number of full and fractional shares that each shareholder owned in the Fund on the reorganization date. And third, we will dissolve your Fund's Maryland corporate entity.

     EFFECTIVE AS SOON AS PRACTICABLE. If approved by shareholders, the reorganization will take place as soon as feasible after your Fund receives the necessary regulatory approvals and legal opinions. We think this could be accomplished by September of 1998. However, at any time prior to the reorganization, the Board of Directors may decide that it is in the best interest of your Fund and its shareholders not to go forward with this project. If that happens, your Fund will continue to operate as it is currently organized.

C.  HOW THE REORGANIZATION WILL AFFECT YOUR FUND

     YOUR FUND'S INVESTMENT OBJECTIVE, POLICIES, INVESTMENT ADVISERS, AND FISCAL YEAR WILL STAY THE SAME. The reorganization will not change any of these. However, we are asking shareholders to waive temporarily any existing investment restrictions that would otherwise prohibit the reorganization. (For instance, many mutual funds are prohibited from acquiring control of any company. As part of the reorganization, however, your Fund would be acquiring control of the newly formed trust.) Your vote in favor of the reorganization will operate as a temporary waiver of any such restrictions.

     THE REORGANIZATION WILL HAVE NO IMPACT ON YOUR FUND'S SHARE PRICE. On the day of the reorganization, the newly formed trust's share price will be the same as that of your Fund. The reorganization will not cause your Fund's share price to go up or down, and you will own the same number of shares. Any declared but undistributed dividends or capital gains for your Fund will carry over in the reorganization.

     YOUR FUND'S EXISTING DIRECTORS WILL BE REELECTED. Federal securities laws require that at least one-half of your Fund's Directors be elected by shareholders. While your Fund more than meets this standard now, that technically will not be true once it reorganizes as a trust. Rather than call another shareholder meeting to vote on Trustees after the reorganization, we will treat shareholder approval of this proposal as authorization to elect your Fund's current Board members to the same positions with the trust. This approach will avoid the considerable expense of printing, mailing, and tabulating more proxies after the reorganization. (Please refer to Part 5 of this proxy statement for detailed information concerning your Directors.)

     YOUR FUND'S EXISTING INDEPENDENT AUDITORS WILL BE RATIFIED. We will treat shareholder approval of the reorganization as ratification of your Fund's existing independent auditors, Price Waterhouse LLP.

     Price Waterhouse is the independent auditor for all Vanguard Funds. In this role, Price Waterhouse audits and certifies the Funds' financial statements. Price Waterhouse also reviews the Funds' Annual Reports to Shareholders and their filings with the U.S. Securities and Exchange Commission. Neither Price Waterhouse nor any of its partners has any direct or material indirect financial interest in the Vanguard Funds. If you wish to request the attendance of a Price Waterhouse representative at the shareholder meeting, you should contact the Fund's Secretary at 100 Vanguard Boulevard, Malvern, PA 19355.

     THE REORGANIZATION IS CONDITIONED ON TAX-FREE TREATMENT AT THE FEDERAL LEVEL. We fully expect that the reorganization will have no federal income tax consequences for you or your Fund. We will not proceed with the reorganization until this point is confirmed by an IRS ruling or opinion of counsel. Following the reorganization, from a tax standpoint, the adjusted basis of your Fund shares will be the same as before. We do not expect shareholders to incur any personal state or local taxes as a result of the reorganization, but you should consult your own tax adviser to be sure.

     VOTING RIGHTS WILL BE BASED ON THE DOLLAR AMOUNT OF YOUR INVESTMENT. After the reorganization, your voting rights will become "dollar-based"--which is a different voting rights system than your Fund uses now. Currently, all Vanguard Funds provide shareholders with one vote for each share that they own. This share-based system treats shareholders equitably so long as all shares of a particular Fund have the same share price. However, fairness tends to erode when a Fund offers more than one series of shares (we often refer to these as "portfolios") or more than one class of shares. The share prices of a Fund's different portfolios inevitably diverge over time due to their different investment programs. Similarly, the share prices of a Fund's different share classes will deviate over time because of their different expense structures. As a result, when issues are voted at the Fund level, the owners of lower-priced shares have relatively greater voting clout than the owners of higher-priced shares. The change to dollar-based voting will ensure that shareholders' voting rights remain proportionate to their financial interests.

     MONEY MARKET RESERVES SHAREHOLDERS: The switch to dollar-based voting will have no practical impact on your Fund because it offers only money market portfolios. These portfolios seek to maintain a constant price of $1.00 per share, and there should be no deviation from that price.

     YOUR FUND WILL STOP ISSUING SHARE CERTIFICATES AND WILL CONVERT ANY OUTSTANDING SHARE CERTIFICATES TO RECORD ENTRY FORM. In today's financial world, very few investors hold share certificates as physical evidence of their mutual fund investments. Instead, investors' mutual fund holdings are maintained and accounted for as "record entries" on the fund's computer system. The main problems with share certificates are that:

        - They present opportunities for theft, loss, and fraud--and therefore offer less protection to shareholders, rather than more.

        - They're especially inconvenient--you must return your certificates to the fund before your shares can be redeemed or exchanged.

     In light of these downsides and the minimal demand for share certificates, your Fund will stop issuing them after the reorganization. In addition, your Fund will convert any outstanding share certificates to record entry form. This will not happen automatically; we will arrange conversion details separately with the Fund's certificate holders. (This change will have no effect on shareholders of our money market portfolios, since that type of fund doesn't issue share certificates.)

D. HOW A DELAWARE BUSINESS TRUST COMPARES TO YOUR FUND'S
     CURRENT LEGAL STRUCTURE

     Federal securities laws have much to say about the way that mutual funds operate, but they do not cover every aspect of a fund's existence. State law and each fund's governing documents fill in most of the gaps. The following discussion compares the state law and documents currently governing your Fund with the state law and documents that will apply if it reorganizes as a Delaware business trust. This discussion is not a comprehensive review of all technical distinctions between the different legal structures. (You or your attorney would need to review the laws and Fund documents first hand for that sort of analysis.) We simply want you to know how a Delaware business trust compares in certain key areas to a Maryland corporation--your Fund's present legal structure.

     SHAREHOLDER LIABILITY. Shareholders of a Fund organized as a Maryland corporation generally have no personal liability for the Fund's obligations. The same is true for shareholders of a Fund organized as a Delaware business trust.

     DIRECTOR/TRUSTEE LIABILITY AND INDEMNIFICATION. With a Maryland corporation, Directors cannot be held liable for their activities in that role so long as they perform their duties in good faith, prudently, and in the Fund's best interests. The same is generally true for the Trustees of a Delaware business trust, if so provided in the Fund's governing documents. Under each legal structure, the Fund can indemnify its Directors/Trustees from claims and expenses arising out of their service to the Fund--unless, that is, a Director/Trustee has acted improperly in a particular matter.

     SHAREHOLDER VOTING RIGHTS AND MEETINGS. Under a Fund organized as a Maryland corporation, shareholders' voting rights currently are based on the number of shares that they own. As we explained on page 5, as a Delaware business trust, your Fund would shift to a dollar-based voting rights system. As a Maryland corporation, a Fund generally must call a shareholder meeting if one is requested in writing by investors entitled to cast 25% or more of the Fund's votes. The same will be true for your Fund as a Delaware business trust.



     SHARE CERTIFICATES. Funds organized as Maryland corporations generally issue share certificates to their investors upon request. Funds organized as Delaware business trusts are not required to issue share certificates. As explained on page 6, following the reorganization, your Fund will stop issuing share certificates and will convert any outstanding certificates to record entry form.


E. HOW MANY SHAREHOLDER VOTES WE NEED TO APPROVE THE REORGANIZATION


     To go forward with the reorganization, a majority of your Fund's outstanding shares on March 16, 1998, must vote in favor of this proposal. YOUR FUND'S BOARD OF DIRECTORS RECOMMENDS THAT YOU APPROVE THE REORGANIZATION.


PROPOSAL 2. SIX CHANGES TO FUNDAMENTAL INVESTMENT LIMITATIONS

     2a.  INTERFUND LENDING PROGRAM (ALL BUT TREASURY FUND)


     We want to establish an interfund lending program for all Vanguard Funds, including the ones that are not covered in this proxy statement. (Treasury Fund already has this capability; that's why it's not included in this proposal.) The program will allow the Vanguard Funds to lend money to each other if--and only if--it makes good financial sense to do so on both sides of the transaction. THE FUNDS WILL NOT USE THIS PROGRAM TO LEVERAGE THEIR INVESTMENTS. The U.S. Securities and Exchange Commission has granted permission for the Vanguard Funds to participate in this program, subject to several conditions, which are described on page 8. We need shareholder approval, as well. In the following paragraphs we explain these important points:


     - Why your Fund would want to borrow money.
     - Why your Fund would want to lend money.
     - How the interfund lending program will work.
     - What safeguards will ensure fair and beneficial treatment of your Fund.
     - What your Fund's new investment limitation will say.
     - How many shareholder votes we need to approve the interfund lending program.

     YOUR FUND WOULD BORROW MONEY TO MEET REDEMPTION REQUESTS WHILE AWAITING THE PROCEEDS OF SECURITIES SALES. Normally, your Fund has sufficient cash on hand to satisfy all redemption requests. However, at times your Fund could be short on cash while awaiting settlement of its securities trades (typically a three-business-day process). While the law permits your Fund to defer redemption payments for up to seven days, we know that shareholders prefer to be paid immediately. This is the sole circumstance--and an unusual one, at that--under which your Fund would want to borrow money.

     YOUR FUND ROUTINELY LENDS MONEY TO BANKS--THROUGH REPURCHASE AGREEMENTS--TO GENERATE INCOME ON ITS CASH RESERVES. All Funds--including your own--maintain cash reserves to satisfy day-to-day redemption requests. Funds put their cash reserves to work by entering into repurchase agreements with banks (and other institutions, as well). In essence, these transactions are loans from the Fund to a bank. The Fund acquires a short-term, high-quality security from the bank, which, in turn, agrees to buy that same security back from the Fund the next day--at a higher price. The difference between the purchase and resale prices represents the Fund's "interest" on the loan.

     THE NEW PROGRAM WILL LET VANGUARD MATCH THE BORROWING AND LENDING NEEDS OF DIFFERENT FUNDS--TO EVERYONE'S BENEFIT. On a given day, some Vanguard Funds may wish to meet redemptions by borrowing money from banks, and other Vanguard Funds may wish to generate additional income by lending money to banks. Under the interfund lending program, Vanguard could match borrowing Funds with lending Funds. Vanguard would then arrange loans between the matched Funds, in keeping with a master loan agreement and the SEC's conditions for this program. By dealing with each other instead of banks, the Funds will be able to borrow money more cheaply and lend money more profitably. This is because (i) there will be no bank fees for these transactions, and (ii) we will have eliminated the banks' spread--that is, the difference between the rates that they typically charge borrowers and pay lenders. In addition, the interfund lending program will allow the Funds to forego the otherwise prudent--but expensive--step of maintaining a committed line of credit with a bank to cover any emergency borrowing needs. (We estimate that, altogether, the Vanguard Funds will save more than $800,000 annually by eliminating the need for a committed line of credit.)

     INTERFUND LOANS WILL PRESENT VERY LITTLE CREDIT RISK. When it lends money to another Fund, your Fund would be subject to credit risk--the possibility that the other Fund might fail to repay the loan. But your Fund faces this same type of risk when it lends money to a bank, through a repurchase agreement. And we believe that the risk is extremely small in both cases. Below we describe various safeguards designed to minimize the credit risk of interfund loans.

     THESE SAFEGUARDS ARE IN PLACE TO ENSURE FAIR AND BENEFICIAL TREATMENT OF ALL VANGUARD FUNDS. No Vanguard Fund will be permitted to borrow or lend through the program unless it gets a more favorable interest rate than is available from a typical bank. In addition, each Fund will be permitted to borrow or lend money through the program only if that activity is consistent with the Fund's investment objective and policies. Money market funds may only participate in the program to the extent permitted by SEC rules. Other important protections for your Fund include these points:

     (i) Interfund loan rates will be determined by a pre-established formula based on quotations from independent banks.

     (ii) Funds that borrow money must fully secure their interfund loans OR have total assets at least 10 times greater than the amount of the loan.

     (iii) Equity Funds will be permitted to loan no more than 5% of their net assets through the interfund lending program; bond Funds could lend no more than 7.5%; and money market Funds could lend no more than 10%.

     (iv) All interfund loans will be very short-term. They must be repaid within the time it takes for securities trades to settle, not to exceed seven days.

     (v) No Fund can use the interfund lending program to borrow an amount larger than 125% of its total net cash redemptions for the preceding seven calendar days.

     (vi) A lending Fund may call in its loans on one business day's notice to the borrowing Fund.

     (vii) Each Fund will continue to maintain noncommitted loan arrangements with banks to provide for situations where an interfund loan is not possible or beneficial.

     (viii) Each Fund's Board of Directors/Trustees will monitor the interfund lending program to make sure that the interfund loan rate formula and the Fund's participation in the program continue to be appropriate.

     YOUR FUND WILL ADOPT A NEW INVESTMENT POLICY TO PROVIDE FOR INTERFUND LOANS. Your Fund's existing investment policies on borrowing and lending do not allow for interfund loans. If shareholders approve this proposal, we'll adopt a new investment policy which states that your Fund can borrow and lend money through the interfund loan program so long as it complies with SEC conditions. We'll designate this new policy as "fundamental," meaning that your Fund will not be able to change it in the future without shareholder approval.

     HOW MANY SHAREHOLDER VOTES WE NEED TO APPROVE INTERFUND LENDING. Shareholders of each portfolio within a Fund will vote separately on this proposal. Each portfolio's participation in the interfund lending program must be approved by the lesser of (i) a majority of the portfolio's outstanding shares on March 16, 1998, or (ii) 67% of the shares voted, so long as more than 50% of the shares actually vote. YOUR FUND'S BOARD OF DIRECTORS RECOMMENDS THAT YOU APPROVE THE INTERFUND LENDING PROGRAM.

     2b.  BORROWING MONEY AND PLEDGING ASSETS (ALL FUNDS)

     We want to establish standard limits on (i) the total amount of money that each Vanguard Fund can borrow from all sources and (ii) the assets that each Fund can pledge to secure any loans. This proposal ties in with proposal 2a, concerning the interfund lending program. BY STANDARDIZING THE FUNDS' BORROWING AND PLEDGE LIMITS, WE EXPECT TO SIMPLIFY VANGUARD'S ADMINISTRATION OF THE INTERFUND LENDING PROGRAM. As you can see from the following table, currently there is a good deal of variation in the Funds' stated borrowing and pledge limitations:

            FUND                BORROWING LIMIT       PLEDGE LIMIT
            ----                ---------------       ------------
Admiral Funds                 15% of assets        15% of total assets
                              (taken at the lower
                              of cost or market
                              value)
Bond Index Fund               15% of total assets  5% of total assets
Fixed Income Securities Fund  15% of net assets    5% of total assets
Money Market Reserves         15% of total assets  10% of total assets
Treasury Fund                 15% of total assets  10% of total assets

     The Funds' different investment objectives do not explain the variations in their borrowing and pledge limits. Rather, these variations arise from the fact that many different attorneys and regulators have worked with the Funds over the years. We would like to realign the Funds' limits by establishing a uniform 15% OF NET ASSETS limitation on any money borrowed or assets pledged. Any future changes to this policy would require shareholder approval. Keep in mind that borrowing money and pledging assets are not integral parts of your Fund's investment program. As we explained in the interfund lending discussion, your Fund would borrow money only to meet redemptions while awaiting the proceeds of securities sales.

     HOW MANY SHAREHOLDER VOTES WE NEED TO APPROVE THE 15% BORROWING AND PLEDGE LIMIT. Shareholders of each portfolio within a Fund will vote separately on this proposal. Each portfolio's adoption of the 15% borrowing and pledge limit must be approved by the lesser of (i) a majority of the portfolio's outstanding shares on March 16, 1998, or (ii) 67% of the shares voted, so long as more than 50% of the shares actually vote. YOUR FUND'S BOARD OF DIRECTORS/TRUSTEES RECOMMENDS THAT YOU APPROVE THE STANDARD BORROWING AND PLEDGE LIMITS.

     2c.  INVESTMENTS IN SECURITIES OWNED BY AFFILIATES (MONEY MARKET RESERVES
ONLY)

     We want to eliminate your Fund's policy of avoiding investments in securities issued by companies whose securities are owned in certain amounts by Directors, officers, and key advisory personnel. THIS POLICY IS
WELL-INTENTIONED,

BUT WRONGLY FOCUSED AND UNNECESSARY FOR YOUR FUND. It originated many years ago with now obsolete state securities laws, which were intended to prevent conflicts of interest in the management of mutual funds. The policy states that your Fund will not:

            Purchase or retain securities of an issuer if an officer or director of such issuer is an officer or director of the Fund or its investment adviser and one or more of such officers or directors of the Fund or its investment advisers owns beneficially more than 1/2% of the shares or securities or such issuer and all such directors and officers owning more than 1/2% of such shares or securities together own more than 5% of such shares or securities.

     Confused? You're not alone. Preventing conflicts of interest in fund management is, of course, a critically important objective. However, we believe that your Fund's Code of Ethics is the best way to accomplish this objective. The Code of Ethics, which has been adopted in accordance with SEC rules, restricts the private investment activities of Directors, officers, key advisory personnel, and a wide range of Vanguard employees. Our Code of Ethics supplements management's separate fiduciary obligation to act with the Fund's best interests at heart. It places the burden of avoiding potential conflicts squarely on those who would stand to gain by inappropriately influencing or benefiting from your Fund's investment program. The current policy takes the opposite approach--it potentially restricts your Fund's investments. In other words, the current policy subordinates your Fund's investment interests to those of its Directors, officers, and key advisory personnel. We believe that this is wrong.

     HOW MANY SHAREHOLDER VOTES WE NEED TO ELIMINATE THE POLICY CONCERNING INVESTMENTS IN SECURITIES OWNED BY AFFILIATES. Shareholders of each portfolio within the Fund will vote separately on this proposal. Each portfolio's elimination of this policy will require approval by the lesser of (i) a majority of the portfolio's outstanding shares on March 16, 1998, or (ii) 67% of the shares voted, so long as more than 50% of the shares actually vote. YOUR FUND'S BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE TO ELIMINATE THIS POLICY.

     2d.  INVESTMENTS IN ASSESSABLE SECURITIES (BOND INDEX FUND ONLY)

     We want to eliminate your Fund's policy of not purchasing assessable securities. THIS POLICY HAS NO APPARENT RELEVANCE TO YOUR FUND'S INVESTMENT PROGRAM; ITS ELIMINATION WOULD HAVE NO EFFECT ON THE WAY THAT YOUR FUND OPERATES. "Assessable security" is a legal term, not an investment term. It refers to situations in which a person fully pays for securities but still could be required to contribute additional sums of money to the person who issued the securities, or that person's creditors. Assessable securities are unheard of in the world of publicly traded securities, where your Fund focuses its investments. Your Fund has carried this arcane policy on its books for many years--for no real reason--and we would now like to eliminate it.

     HOW MANY SHAREHOLDER VOTES WE NEED TO ELIMINATE THE POLICY CONCERNING INVESTMENTS IN ASSESSABLE SECURITIES. Shareholders of each portfolio within the Fund will vote separately on this proposal. Each portfolio's elimination of the policy will require approval by the lesser of (i) a majority of the portfolio's outstanding shares on March 16, 1998, or (ii) 67% of the shares voted, so long as more than 50% of the shares actually vote. YOUR FUND'S BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE TO ELIMINATE THIS POLICY.

     2E. INVESTMENTS IN BOND FUTURES AND OPTIONS (FIXED INCOME SECURITIES FUND-SHORT-TERM FEDERAL PORTFOLIO ONLY)

     We want to give your Fund's Short-Term Federal Portfolio the flexibility to invest in (i) bond futures contracts and bond index futures, (ii) bond options, and (iii) options on bond futures contracts. (We'll refer to all these investments as bond futures and options.) In 1987, shareholders of your Fund's other portfolios voted to permit these investments. However, the 1987 proxy drew too few votes from Short-Term Federal Portfolio shareholders. Those who voted overwhelmingly favored the proposal, but we failed to reach a quorum. Consequently, your Portfolio was unable to go forward with a bond futures and options program at that time. WE ARE RAISING THIS PROPOSAL AGAIN BECAUSE IT POTENTIALLY WILL IMPROVE THE PORTFOLIO'S ABILITY TO MANAGE ITS CASH RESERVES, RISK, AND TRANSACTION COSTS. The change also will put the Portfolio on a "level playing field" with other Vanguard--and non-Vanguard--fixed-income funds. In the following paragraphs we explain these important points:

     - How bond futures and options work.
     - How the Portfolio intends to use bond futures and options.
     - What special risks are involved with bond futures and options.
     - What the Portfolio's futures and options policy would say.
     - How many shareholder votes we need to approve investments in bond futures and options.

     BOND FUTURES AND OPTIONS ARE WAYS TO LOCK IN A BOND PRICE, OR PARTICIPATE IN THE PRICE MOVEMENT OF A BOND INDEX. Like stock futures and options, these instruments are really contracts. With a bond futures contract, you agree to buy or sell a specified bond (or, it could be a bond index) at a specified price, on a specified date. Bond option contracts are similar, but more flexible. They give you a right--but not the obligation--to buy or sell a specified bond index, or bond futures contract, at a specified price, during a specified period of time. In each case, any earnings are measured by the amount of any increase in the value of the underlying bond, bond index, or bond futures contract over the life of the contract. On the other hand, potential losses are measured differently under the two strategies. With bond futures, your losses will match any negative price swings in the underlying securities. By contrast, with bond options and options on bond futures contracts, potential losses are limited to the amount that you've paid for the contract.

     LIKE OTHER VANGUARD FUNDS, THE PORTFOLIO WILL USE BOND FUTURES AND OPTIONS FOR THREE PRINCIPAL REASONS, NONE OF WHICH INVOLVES SPECULATION. Cash management is the first--and most important--reason the Portfolio might use bond futures and options. By purchasing bond futures, or options, the Portfolio can participate in the earnings of an underlying bond or bond index--without actually putting up the cash to acquire these assets. This strategy will help the Portfolio to maintain sufficient cash on hand to meet daily redemption requests. In addition, during periods of particular uncertainty in the marketplace, it will buy the Portfolio time in deciding how to commit its cash. Hedging is the second reason the Portfolio might use bond futures or options. That is, the Portfolio can protect itself against price declines in securities that it already owns, or intends to purchase, by locking in prices with futures or options. More favorable pricing is the third reason the Portfolio might use bond futures and options. Sometimes, it's possible to acquire futures or options at better prices, or for lower transaction costs, than the underlying securities. In these cases, the Portfolio might choose to buy bond futures or options instead of the underlying securities.

     Regardless of the strategy involved, the Portfolio will purchase futures and options relating to U.S. government agency and U.S. Treasury securities, only.

     BOND FUTURES AND OPTIONS INVOLVE SPECIAL RISKS -- CONTROLLABLE ONES, IN OUR VIEW. Bond futures raise four particular concerns for investors. These concerns revolve around liquidity, leverage, price correlation, and risk of loss. Permit us to explain:

     - LIQUIDITY. When buying a futures contract, there's no guarantee that you'll be able to close it out prior to the specified settlement date. To minimize the risk of being stuck holding an unwanted futures contract, the Portfolio will buy futures only if (i) they are traded on a commodities or futures exchange, and (ii) they appear to have a liquid secondary market.

     - LEVERAGE. Relatively small fluctuations in the price of underlying securities can generate substantial losses for futures traders. This is because futures trading is so leveraged; you typically can buy futures contracts with a margin deposit of 5%, or even less. THE PORTFOLIO WILL SEEK TO COUNTERACT THE LEVERAGE INHERENT IN FUTURES TRADING BY SETTING ASIDE CASH OR OTHER LIQUID ASSETS IN THE AMOUNT OF ITS NET FUTURES OBLIGATIONS.

     - PRICE CORRELATION. The whole point of hedging with futures is to mimic the investment returns of securities that the investor either holds or intends to buy. Sometimes, however, futures prices do not rise and fall in sync with the targeted securities. If this happens, the investor's hedging strategy may fall through, to an extent.

     - RISK OF LOSS. Losses from trading futures are potentially unlimited. Gains and losses on trading bond futures and options depend on the portfolio manager's ability to predict the direction of interest rates and other economic factors.

     Like other Vanguard Funds, the Portfolio will help keep the special risks of futures trading in check by setting strict percentage limits on this activity.

     THE PORTFOLIO WILL ADOPT THE SAME FUTURES AND OPTIONS POLICY AS YOUR FUND'S OTHER PORTFOLIOS. Each of your Fund's other portfolios is permitted to invest in bond futures and options so long as: (i) the sum of its initial margin deposits on open futures contracts does not exceed 5% of its total assets; and
(ii) the sum of its outstanding futures and options obligations does not exceed 20% of its total assets. If shareholders approve this proposal, we'll adopt a new investment policy which states the same for the Portfolio. We'll designate this new policy as "fundamental," meaning that the Portfolio will not be able to change it in the future without shareholder approval.

     HOW MANY SHAREHOLDER VOTES WE NEED TO APPROVE BOND FUTURES AND OPTIONS INVESTMENTS. Only shareholders of Fixed Income Securities Fund--Short-Term Federal Portfolio will vote on this proposal. The proposal must be approved by the lesser of (i) a majority of the Portfolio's outstanding shares on March 16, 1998, or (ii) 67% of the shares voted, so long as more than 50% of the shares actually vote. YOUR FUND'S BOARD OF DIRECTORS RECOMMENDS THAT YOU APPROVE THIS NEW POLICY.

     2f. INVESTMENTS IN A SINGLE ISSUER'S SECURITIES (MONEY MARKET RESERVES AND TREASURY FUND ONLY)

     We want to eliminate your Fund's policy of not holding more than 10% of any class of an issuer's securities. THIS POLICY IS UNUSUAL FOR A MONEY MARKET FUND, AND YOUR FUND WILL REMAIN ADEQUATELY DIVERSIFIED WITHOUT IT. As a money market fund with an investment objective of maintaining a stable $1.00 share price, your Fund is required to adhere to strict diversification rules dictated by the SEC. Under most circumstances, these SEC rules limit to 5% the amount of the Fund's total assets that may be invested in the securities of a single issuer. The Fund's policy of not owning more than 10% of any class of an issuer's securities is not part of the SEC's diversification framework. The limitation doesn't contribute meaningfully to your Fund's investment objective of maintaining a stable, $1.00 share price. Overall, we believe that the burdens of monitoring this limitation outweigh any benefits.

     HOW MANY SHAREHOLDER VOTES WE NEED TO ELIMINATE THE POLICY AGAINST HOLDING MORE THAN 10% OF ANY CLASS OF AN ISSUER'S SECURITIES. Shareholders of each portfolio within the Fund will vote separately on this proposal. Each portfolio's elimination of the policy will require approval by the lesser of (i) a majority of the portfolio's outstanding shares on March 16, 1998, or (ii) 67% of the shares voted, so long as more than 50% of the shares actually vote. YOUR FUND'S BOARD OF DIRECTORS/TRUSTEES RECOMMENDS THAT YOU VOTE TO ELIMINATE THIS POLICY.

PROPOSAL 3. SWITCH TO DOLLAR-BASED VOTING RIGHTS (TREASURY FUND ONLY.)

     We want to amend your Fund's Declaration of Trust to provide for dollar-based voting rights. This is the type of voting rights that all other Vanguard Funds propose to offer their shareholders after reorganizing into Delaware business trust form. (Your Fund is already a Delaware business trust.)

     The change to dollar-based voting will have no immediate effect on your Fund. That is because the Fund now offers only a money market portfolio. However, dollar-based voting would apply to any additional portfolios that your Fund may offer in the future.

     Currently, all Vanguard Funds provide shareholders with one vote for each share that they own. This share-based system treats shareholders equitably so long as all shares of a particular Fund have the same share price. However, fairness tends to erode when a Fund offers more than one series of shares (we often refer to these as "portfolios"), or more than one class of shares. The share prices of a Fund's different portfolios inevitably diverge over time due to their different investment programs. Similarly, the share prices of a Fund's different share classes will deviate over time because of their different expense structures. As a result, when issues are voted at the Fund level, the owners of lower-priced shares have relatively greater voting clout than the owners of higher-priced shares. The change to dollar-based voting will ensure that shareholders' voting rights remain proportionate to their financial interests.

     HOW MANY SHAREHOLDER VOTES WE NEED TO APPROVE THE SWITCH TO DOLLAR-BASED VOTING RIGHTS. This proposal must be approved by the lesser of (i) a majority of the Fund's outstanding shares on March 16, 1998, or (ii) 67% of the shares voted, so long as more than 50% of the shares actually vote. YOUR FUND'S BOARD OF TRUSTEES RECOMMENDS THAT YOU APPROVE THIS NEW POLICY.

--------------------------------------------------------------------------------

PART 3--MORE ON PROXY VOTING AND SHAREHOLDER MEETINGS

     This section provides information on a number of topics relating to proxy voting and shareholder meetings.

     PROXY SOLICITATION METHODS. Your Fund will solicit shareholder proxies in a variety of ways. All shareholders who are entitled to vote will receive these proxy materials by mail. In addition, Vanguard employees and officers may solicit shareholder proxies in person, by telephone, or through the Internet. We may also arrange for an outside firm, Shareholder Communications Corporation, to solicit shareholder votes by telephone on the Fund's behalf. This procedure, which is expected to cost the Fund approximately $4 per shareholder vote, will be employed only after all more cost-effective means of soliciting shareholder votes have been exhausted.

     PROXY SOLICITATION COSTS. Your Fund will pay all costs of soliciting proxies from its own shareholders, including costs relating to the printing, mailing, and tabulation of proxies. By voting immediately, you can help your Fund avoid the considerable expense of a second solicitation.

     QUORUM. In order for the shareholder meeting to go forward, your Fund must achieve a quorum. This means that a majority of your Fund's shares must be represented at the meeting--either in person or by proxy. All returned proxies count toward a quorum, regardless of how they are voted ("For," "Against," or "Abstain"). Your Fund will count broker non-votes toward a quorum, but not toward the approval of any proposals. (Broker non-votes are shares for which (i) the underlying owner has not voted and (ii) the broker holding the shares does not have discretionary authority to vote on the particular matter.)

     REVOKING YOUR PROXY. You may revoke your proxy at any time up until voting results are announced at the shareholder meeting. You can do this by writing to your Fund's Secretary, Raymond J. Klapinsky, at 100 Vanguard Boulevard, Malvern, PA 19355, or by voting in person at the meeting. In addition, you can revoke a prior proxy simply by voting again--using your original proxy card, by toll-free telephone call, or at our website.

     SHAREHOLDER PROPOSALS. Any shareholder proposals to be included in the proxy statement for your Fund's next annual or special meeting must be received by the Fund within a reasonable period of time prior to that meeting. Your Fund has no current plans to hold an annual or special meeting in 1999.

     NOMINEE ACCOUNTS. Upon request, the Vanguard Funds will reimburse nominees for their reasonable expenses in forwarding proxy materials to beneficial owners of the Funds' shares. Please submit invoices for our review to Vanguard Legal Department, P.O. Box 2600, Valley Forge, PA 19482-2600.

     ANNUAL/SEMIANNUAL REPORTS. Your Fund's most recent annual and semi annual reports to shareholders are available at no cost. To request a report, please call us toll-free at 1-800-891-5345 or write us at P.O. Box 2600, Valley Forge, PA 19482-2600.

     LITIGATION.  Your Fund is not involved in any litigation.

     OTHER MATTERS. At this point, we know of no other business to be brought before the shareholder meeting. However, if any other matters do come up, we will use our best judgment to vote on your behalf. If you object to our voting other matters on your behalf, please tell us so in writing before the meeting.

     THE VANGUARD GROUP, INC. Your Fund is a member of The Vanguard Group, Inc., the only mutual mutual fund company. Vanguard is owned jointly by the Funds it oversees (and therefore by the shareholders of those Funds). Vanguard provides the Funds--more than 95 distinct investment portfolios--with their corporate management, administrative, and distribution services on an at-cost basis.

--------------------------------------------------------------------------------


PART 4--FUND INFORMATION



     This section contains background information about your Fund and its investment adviser(s).



A.  YOUR FUND (AS OF FEBRUARY 20, 1998)



                            FUND       NET ASSETS    OUTSTANDING       5%
    FUND/PORTFOLIO       INCEPTION       ($000)         SHARES       OWNERS*
    --------------       ---------     ----------    -----------     -------
ADMIRAL FUND
US Treasury Money
  Market                    1992       4,015,433     4,015,433,124    (1)
Short-Term US Treasury      1992         790,708        78,056,117    None
Intermediate-Term US
  Treasury                  1992         915,924        86,735,214    None
Long-Term US Treasury       1992         342,272        30,974,609    None
BOND INDEX FUND
Short-Term Bond             1994         469,167        46,683,304    (2)
Intermediate-Term Bond      1994         751,968        73,077,507   (3)(4)
Long-Term Bond              1994         106,451         9,811,180    None
Total Bond Market           1986       6,972,466       686,942,426    None
FIXED INCOME
  SECURITIES FUND
Short-Term Corporate        1982       4,939,305       455,235,497    None
Short-Term Federal          1987       1,460,936       143,651,500    (5)
Short-Term US Treasury      1991       1,011,521        98,684,943    None
Intermediate-Term
  Corporate                 1994         783,888        78,232,302    None
Intermediate-Term US
  Treasury                  1991       1,609,643       149,456,169    None
Long-Term Corporate         1973       3,751,622       403,400,210    (6)
Long-Term US Treasury       1986       1,060,627        98,939,116    None
GNMA                        1980       8,991,911       858,826,235    (7)
High Yield Corporate        1978       4,821,762       588,019,765    None

                            FUND       NET ASSETS    OUTSTANDING       5%
    FUND/PORTFOLIO       INCEPTION       ($000)         SHARES       OWNERS*
    --------------       ---------     ----------    -----------     -------
MONEY MARKET RESERVES
Prime Portfolio             1976       28,396,871   28,396,870,545    None
Federal Portfolio           1981       3,586,259     3,586,258,670    None
TREASURY MONEY MARKET       1996       3,362,912     3,362,912,162    None


------------------------------------------


*SEC rules require each Fund to tell you the name and address of any person known to be the beneficial owner of more than 5% of any class of the Fund's outstanding shares. The Fund must also tell you how many shares such persons own and what percentage of the class these shares represent.



(1) Federal Express Corporation Profit Sharing Plan, PO Box 727, Memphis, TN 38194, owns approximately 435,488,875 shares (10.8%).


(2) Vanguard Fiduciary Trust Company, Trustee for Vanguard Retirement Savings Trust, 100 Vanguard Boulevard, Malvern, PA 19355, owns approximately 10,128,965 shares (21.7%).


(3) NACCO Industries, Inc. Defined Benefit Plan, 5875 Lauderbrook Drive, Mayfield Heights, OH 44124, owns approximately 4,301,160 shares (5.9%).


(4) Vanguard Fiduciary Trust Company, Trustee for Vanguard Retirement Savings Trust, 100 Vanguard Boulevard, Malvern, PA 19355, owns approximately 3,865,373 shares (5.3%).


(5) The Manufacturers Life Insurance Company, PO Box 600, Buffalo, NY 14201, owns approximately 10,165,457 shares (7.1%).


(6) Vanguard STAR Fund, 100 Vanguard Boulevard, Malvern, PA 19355, owns approximately 101,812,135 shares (25.2%).


(7) Vanguard STAR Fund, 100 Vanguard Boulevard, Malvern, PA 19355, owns approximately 89,825,904 shares (10.5%).

B.  YOUR FUND'S INVESTMENT ADVISER(S)

         FUND NAME                    ADVISER NAME AND ADDRESS
         ---------                    ------------------------
Admiral Funds                 The Vanguard Group, Inc.
Bond Index Fund               100 Vanguard Boulevard
Money Market Reserves         Malvern, PA 19355
Treasury Fund
Fixed Income Securities Fund  Wellington Management Company, LLP
                                75 State Street, Boston, MA 02109
                              The Vanguard Group, Inc.
                                100 Vanguard Boulevard,
                                Malvern, PA 19355

--------------------------------------------------------------------------------

PART 5--DIRECTOR/TRUSTEE INFORMATION

     Your "yes" vote on the reorganization proposal (see page 2) will be treated as a vote to elect each of your Fund's current Directors to the position of Trustee with the newly organized Delaware business trust. Following the reorganization, the Trustees will serve until the next election or until their terms are for some reason terminated. This section provides detailed information about the individual Directors. The information presented includes:

     - The backgrounds and qualifications of the Directors/Trustees.
     - The identity of your Fund's principal executive officers.
     - How many Fund shares are owned by management.
     - How often the Board and its committees meet.
     - How Directors/Trustees are compensated.

A.  THE BACKGROUNDS AND QUALIFICATIONS OF DIRECTORS/TRUSTEES

     Except as otherwise noted, the individuals listed below currently serve as Directors/Trustees of The Vanguard Group, Inc., and all Vanguard Funds. The mailing address of the Directors/Trustees is P.O. Box 876, Valley Forge, PA 19482.


                                       PRINCIPAL OCCUPATION DURING THE
           NAME              AGE   LAST FIVE YEARS AND OTHER DIRECTORSHIPS
           ----              ---   ---------------------------------------
John C. Bogle(1)             68    Senior Chairman of the Board and
                                     Director of The Vanguard Group, Inc.,
                                     and all Vanguard Funds; Director of
                                     The Mead Corporation, General
                                     Accident Insurance Company, and
                                     Chris-Craft Industries, Inc.

                                       PRINCIPAL OCCUPATION DURING THE
           NAME              AGE   LAST FIVE YEARS AND OTHER DIRECTORSHIPS
           ----              ---   ---------------------------------------
John J. Brennan(1)           43    Chairman of the Board, Director,
                                     President, and Chief Executive
                                     Officer of The Vanguard Group, Inc.,
                                     and all Vanguard Funds
Robert E. Cawthorn           62    Chairman Emeritus and Director of
                                     Rhone-Poulenc Rorer, Inc.; Managing
                                     Director of Global Health Care
                                     Partners/DLJ Merchant Banking
                                     Partners; Director of Sun Company,
                                     Inc., and Westinghouse Electric Corp.
Barbara Barnes Hauptfuhrer   69    Director of The Great Atlantic and
                                     Pacific Tea Co., IKON Office
                                     Solutions, Inc., Raytheon Co.,
                                     Knight-Ridder, Inc., Massachusetts
                                     Mutual Life Insurance Co., and Ladies
                                     Professional Golf Association;
                                     Trustee Emerita of Wellesley College
Bruce K. MacLaury(3)         66    President Emeritus of The Brookings
                                     Institution; Director of American
                                     Express Bank Ltd., The St. Paul
                                     Companies, Inc., and National Steel
                                     Corp.
Burton G. Malkiel(2)         65    Chemical Bank Chairman's Professor of
                                     Economics, Princeton University;
                                     Director of Prudential Insurance Co.
                                     of America, Amdahl Corp., Baker
                                     Fentress & Co., The Jeffrey Co., and
                                     Southern New England
                                     Telecommunications Co.
Alfred M. Rankin, Jr.        56    Chairman, President, and Chief
                                     Executive Officer of NACCO
                                     Industries, Inc.; Director of NACCO
                                     Industries, The BFGoodrich Co., and
                                     The Standard Products Co.
John C. Sawhill              61    President and Chief Executive Officer
                                     of The Nature Conservancy; formerly,
                                     Director and Senior Partner of
                                     McKinsey & Co. and President of New
                                     York University; Director of Pacific
                                     Gas and Electric Co., Procter &
                                     Gamble Co., and NACCO Industries

                                       PRINCIPAL OCCUPATION DURING THE
           NAME              AGE   LAST FIVE YEARS AND OTHER DIRECTORSHIPS
           ----              ---   ---------------------------------------
James O. Welch, Jr.          66    Retired Chairman of Nabisco Brands,
                                     Inc.; retired Vice Chairman and
                                     Director of RJR Nabisco; Director of
                                     TECO Energy, Inc., and Kmart Corp.
J. Lawrence Wilson           61    Chairman and Chief Executive Officer of
                                     Rohm & Haas Co.; Director of Cummins
                                     Engine Co. and The Mead Corporation;
                                     Trustee of Vanderbilt University


---------------
(1) Messrs. Bogle and Brennan are considered "interested persons" because they serve as Fund officers, as well as Directors/Trustees.

(2) Mr. Malkiel does not serve as Director of Vanguard Equity Income Fund.

(3) Mr. MacLaury does not serve as Director/Trustee of Vanguard Municipal Bond Fund or the Vanguard State Tax-Free Funds.

B.  PRINCIPAL EXECUTIVE OFFICERS

     The following individuals are the principal executive officers of The Vanguard Group, Inc., and all Vanguard Funds. Each principal executive officer has held substantially the same position with the Funds for the last five years or more (except that Mr. Brennan succeeded Mr. Bogle as Chairman of the Board on January 31, 1998). Their mailing address is P.O. Box 876, Valley Forge, PA 19482.

        NAME           AGE                     OFFICE
        ----           ---                     ------
John C. Bogle          68     Senior Chairman of the Board
John J. Brennan        43     Chairman of the Board, President, and
                                Chief Executive Officer
Raymond J. Klapinsky   59     Secretary
Richard F. Hyland      60     Treasurer
Karen E. West          51     Controller

C.  FUND SHARES OWNED BY DIRECTORS/TRUSTEES


     Messrs. Bogle and Brennan each have invested substantially all of their assets in the Vanguard Funds. The independent Directors/Trustees are also committed to investing a significant portion of their assets in the Funds. All Directors/Trustees allocate their investments among more than 95 Vanguard Funds based on their own investment needs. Their aggregate Vanguard investments totaled over $80.4 million as of December 31, 1997. The total amount of Fund shares beneficially owned by each Director/Trustee as of that date, along with the year in which each individual became a Director/Trustee of the

Vanguard Funds, appears below. As of December 31, 1997, the Directors/ Trustees and officers owned less than 1% of each Fund's total outstanding shares.

JOHN C. BOGLE (1966)

     Admiral Short-Term U.S. Treasury Portfolio--[38,707 shares]; Admiral Intermediate-Term U.S. Treasury Portfolio--[31,825 shares]; Bond Index Fund
(BIF)-Short-Term Portfolio--6,304 shares; BIF-Intermediate-Term Portfolio--134,872 shares; BIF-Long-Term Portfolio--43,810 shares [5,956 shares]; Fixed Income Securities Fund (FISF)-Short-Term Corporate Portfolio--180,814 shares; FISF-GNMA Portfolio--14,984 shares; FISF-Long-Term Corporate Portfolio--2,393 shares; FISF-High Yield Corporate Portfolio--[31,401 shares]; Money Market Reserves-Prime Portfolio (Investor Shares)--361,740 shares; all Vanguard Funds--1,655,037 shares [701,163 shares]. NOTE: The bracketed amounts represent shares held by charitable and related trusts, created by Mr. Bogle, in which he disclaims ownership, control or voting power.



JOHN J. BRENNAN (1987)


     Fixed Income Securities Fund-High Yield Corporate Portfolio--59,350 shares; Money Market Reserves-Prime Portfolio (Investor Shares)--17,052 shares; all Vanguard Funds--684,779 shares.


ROBERT E. CAWTHORN (1992)

     All Vanguard Funds--8,369,629 shares.


BARBARA B. HAUPTFUHRER (1972)

     Fixed Income Securities Fund (FISF)-Short-Term Corporate Portfolio--14,446 shares; FISF-GNMA Portfolio--4,859 shares; FISF-Long-Term Corporate Portfolio--1,447 shares; FISF-High Yield Corporate Portfolio--1,442 shares; Money Market Reserves-Prime Portfolio (Investor Shares)--1,023,324 shares; Treasury Money Market Portfolio--13,652 shares; all Vanguard Funds--1,910,269 shares.


BRUCE K. MACLAURY (1989)

     Fixed Income Securities Fund-High Yield Corporate Portfolio--4,133 shares; all Vanguard Funds--20,373 shares.


BURTON G. MALKIEL (1977)

     Admiral Long-Term U.S. Treasury Portfolio--31,426 shares; Fixed Income Securities Fund (FISF)-Short-Term Corporate Portfolio--533 shares; FISF-Long-Term Corporate Portfolio--13,997 shares; FISF-High Yield Portfolio--536 shares; all Vanguard Funds--520,104 shares.

ALFRED M. RANKIN, JR. (1992)

     Admiral U.S. Treasury Money Market Portfolio--416,002 shares; all Vanguard Funds--436,834 shares.


JOHN C. SAWHILL (1991)

     Fixed Income Securities Fund (FISF)-High Yield Corporate Portfolio--7,496 shares; FISF-Long-Term Corporate Portfolio--128,060 shares; FISF-Long-Term U.S. Treasury Portfolio--933 shares; Money Market Reserves-Prime Portfolio (Investor Class) 8,353 shares; all Vanguard Funds--790,828 shares.


JAMES O. WELCH, JR. (1971)

     Fixed Income Securities Fund-Long-Term Corporate Portfolio--673 shares; all Vanguard Funds--144,797 shares.


J. LAWRENCE WILSON (1985)

     Admiral Short-Term Treasury Portfolio--102 shares; all Vanguard Funds-- 311,590 shares.


D.  BOARD AND COMMITTEE MEETINGS

     During 1997, your Fund's Board of Directors/Trustees held 11 meetings.

     Your Board has a standing Compensation, Nomination, and Audit Committee, which consists of all Directors/Trustees who are not "interested persons" of the Fund (that is, all but Messrs. Bogle and Brennan). During 1997, the Committee held two meetings. The Committee's role is to:

     1. Evaluate the performance of your Fund's officers and employees.

     2. Develop and approve the compensation arrangements for your Fund's officers and employees.


     3. Interview, evaluate, and recommend to shareholders candidates for election to your Fund's Board of Directors/Trustees. (The Committee will consider shareholder nominations for Director/Trustee; please write to Mr. Wilson, Chairman of the Committee.)


     4. Select your Fund's independent accountants and review their fees.

     5. Oversee your Fund's internal controls.

     Following the reorganization, your Fund's Board of Trustees will form a similar committee.

E.  DIRECTOR/TRUSTEE COMPENSATION

     The same individuals serve as Directors/Trustees of all Vanguard Funds, and each Fund pays a proportionate share of the Directors'/Trustees' compensa-tion. The Funds employ their officers on a shared basis, as well. However, officers are compensated by The Vanguard Group, Inc., not the Funds. The reorganization (Proposal 1) will not change the compensation arrangements described in this section.

     INDEPENDENT DIRECTORS/TRUSTEES. The Funds compensate their independent Directors/Trustees--that is, the ones who are not also officers of the Fund--in three ways:

          - The independent Directors/Trustees receive an annual fee for their service to the Funds, which is subject to reduction based on absences from scheduled Board meetings.

          - The independent Directors/Trustees are reimbursed for the travel and other expenses that they incur in attending Board meetings.

          - Upon retirement, the independent Directors/Trustees receive an aggregate annual fee of $1,000 for each year served on the Board, up to fifteen years of service. This annual fee is paid for ten years following retirement, or until the Director's/Trustee's death.


     "INTERESTED" DIRECTORS/TRUSTEES. The Funds' interested Directors/ Trustees--Messrs. Bogle and Brennan--receive no compensation for their service in that capacity. However, they are paid by The Vanguard Group, Inc. for services that include their role as officers of the Funds.


     COMPENSATION TABLES. The following tables provide compensation details for each of the Directors/Trustees. For each Fund covered in this proxy statement, we list the amounts paid as compensation and accrued as retirement benefits by that Fund for each Director/Trustee. In addition, the last table shows the total amount of benefits that we expect each Director/Trustee to receive from all Vanguard Funds upon retirement, and the total amount of compensation paid to each Director/Trustee by all Vanguard Funds. All information shown in this section relates to each Fund's most recent fiscal year.


                                 ADMIRAL FUNDS                       BOND INDEX FUND
     DIRECTORS/         AGGREGATE      ACCRUED PENSION/      AGGREGATE      ACCRUED PENSION/
      TRUSTEES         COMPENSATION   RETIREMENT BENEFITS   COMPENSATION   RETIREMENT BENEFITS
      --------         ------------   -------------------   ------------   -------------------
Bogle                      None              None                None             None
Brennan                    None              None                None             None
Cawthorn                 $1,087              $131              $1,521             $183
Hauptfuhrer              $1,087              $157              $1,521             $219
MacLaury                 $1,159              $149              $1,620             $210
Malkiel                  $1,094              $105              $1,531             $147
Rankin                   $1,087              $ 83              $1,521             $115
Sawhill                  $1,087              $ 98              $1,521             $137
Welch                    $1,087              $121              $1,521             $169
Wilson                   $1,087              $ 87              $1,521             $122

                                  FIXED INCOME
                                SECURITIES FUND                   MONEY MARKET RESERVES
     DIRECTORS/         AGGREGATE      ACCRUED PENSION/      AGGREGATE      ACCRUED PENSION/
      TRUSTEES         COMPENSATION   RETIREMENT BENEFITS   COMPENSATION   RETIREMENT BENEFITS
      --------         ------------   -------------------   ------------   -------------------
Bogle                      None              None                None              None
Brennan                    None              None                None              None
Cawthorn                 $6,544              $787              $7,806            $  938
Hauptfuhrer              $6,544              $944              $7,806            $1,126
MacLaury                 $6,963              $901              $8,308            $1,075
Malkiel                  $6,585              $633              $7,856            $  755
Rankin                   $6,544              $497              $7,806            $  593
Sawhill                  $6,544              $590              $7,806            $  704
Welch                    $6,544              $726              $7,806            $  866
Wilson                   $6,544              $524              $7,806            $  626



                                 TREASURY FUND                      ALL VANGUARD FUNDS
     DIRECTORS/         AGGREGATE      ACCRUED PENSION/      AGGREGATE      ACCRUED PENSION/
      TRUSTEES         COMPENSATION   RETIREMENT BENEFITS   COMPENSATION   RETIREMENT BENEFITS
      --------         ------------   -------------------   ------------   -------------------
Bogle                      None              None                None               None
Brennan                    None              None                None               None
Cawthorn                   $866              $104             $13,000            $70,000
Hauptfuhrer                $866              $125             $15,000            $70,000
MacLaury                   $925              $120             $12,000            $65,000
Malkiel                    $872              $ 84             $15,000            $70,000
Rankin                     $866              $ 66             $15,000            $70,000
Sawhill                    $866              $ 78             $15,000            $70,000
Welch                      $866              $ 96             $15,000            $70,000
Wilson                     $866              $ 69             $15,000            $70,000


---------------

(1) All Directors/Trustees serve as such for 35 Vanguard Funds, except for Messrs. Malkiel and MacLaury, who serve on the Boards of 34 and 28 Vanguard Funds, respectively.

                           [THE VANGUARD GROUP LOGO]

                                    Post Office Box 2600
                                    Valley Forge, PA 19482


                                    World Wide Web
                                    www.vanguard.com

                                    E-mail
                                    online@vanguard.com








                                    (C) 1998 Vanguard Marketing
                                    Corporation, Distributor

                                    PROX2 -  0398-1.5MMB

VOTE BY TOUCH-TONE PHONE OR THE INTERNET
CALL TOLL-FREE: 1-800-690-6903 OR VISIT OUR WEBSITE
WWW.VANGUARD.COM OR WWW.PROXYVOTE.COM

12-DIGIT CONTROL NUMBER: 021 345 678 912

(See enclosed insert for further instructions to vote by phone/internet)

[THE VANGUARD GROUP LOGO]
- Please detach at perforation before mailing -


VANGUARD ADMIRAL FUNDS ("FUND")
PROXY SOLICITED BY THE BOARD OF DIRECTORS

By my signature below, I appoint John J. Brennan, J. Lawrence Wilson and Raymond J. Klapinsky as my attorneys to vote all Fund shares that I am entitled to vote at the Special Meeting of Shareholders to be held in the Majestic Building, Room 118A, Vanguard Financial Center, 100 Vanguard Boulevard, Malvern, PA on May 29, 1998 at 9:30 A.M., E.T. and at any adjournments of the meeting. Any one or more of Messrs. Brennan, Wilson and Klapinsky may vote my shares, and they may appoint substitutes to vote my shares on their behalf. I instruct Messrs. Brennan, Wilson and Klapinsky to vote this proxy as specified on the reverse side, and I revoke any previous proxies that I have executed. I acknowledge receipt of the Fund's Notice of Special Meeting of Shareholders and proxy statement.

                    PLEASE SIGN, DATE AND RETURN PROMPTLY
                     IN ENCLOSED ENVELOPE IF YOU ARE NOT
                         VOTING BY PHONE OR INTERNET

Date
     ---------------------
NOTE: Please sign exactly as your name appears on this proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

-----------------------------------------------------------



-----------------------------------------------------------
Signature (s) (and Title(s), if applicable)         VAN-REG

CONTINUED ON REVERSE SIDE

Please refer to the Proxy Statement discussion of these proposals.
THE PROXY WILL BE VOTED FOR THE PROPOSALS IF YOU DO NOT SPECIFY OTHERWISE.
                        ---
Your appointed attorneys will vote any other matters that arise at the meeting in accordance with their best judgment.
THE BOARD OF DIRECTORS/TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
                                                  ---

               - Please detach at perforation before mailing -

           PLEASE VOTE BY CHECKING THE APPROPRIATE BOX(ES) BELOW.


                                                                                          FOR    AGAINST   ABSTAIN
1. To reorganize the Fund into a Delaware business trust.  (All but Treasury Fund)        [ ]      [ ]       [ ] 1.

2. To change the Fund's fundamental investment limitations with regards to:

   (a) The interfund lending program. (All but Treasury Fund)                             [ ]      [ ]       [ ] 2a.

   (b) Borrowing money and pledging assets (All Funds)                                    [ ]      [ ]       [ ] 2b.



   (c) Investments in securities owned by affiliates.  (Money Market Reserves)            [ ]      [ ]       [ ] 2c.

   (d) Investments in assessable securities.  (Bond Index Fund)                           [ ]      [ ]       [ ] 2d.

   (e) Investments in bond futures and options. (Fixed Income Securities Fund-Short-      [ ]      [ ]       [ ] 2e.
       Term Portfolio)

   (f) Investments in a single issuer's securities. (Money Market Reserves and            [ ]      [ ]       [ ] 2f.
       Treasury Fund)

3. Switch to dollar-based voting rights. (Treasury Fund)                                  [ ]      [ ]       [ ] 3.




                                                                         VAN-REG

VOTE BY TOUCH-TONE PHONE OR THE INTERNET
CALL TOLL-FREE: 1-800-690-6903 OR VISIT OUR WEBSITE
WWW.VANGUARD.COM OR WWW.PROXYVOTE.COM

12-DIGIT CONTROL NUMBER: 021 345 678 912

(See enclosed insert for further instructions to vote by phone/internet)

[THE VANGUARD GROUP LOGO]
- Please detach at perforation before mailing -


VANGUARD BOND INDEX FUND ("FUND")
PROXY SOLICITED BY THE BOARD OF DIRECTORS

By my signature below, I appoint John J. Brennan, J. Lawrence Wilson and Raymond J. Klapinsky as my attorneys to vote all Fund shares that I am entitled to vote at the Special Meeting of Shareholders to be held in the Majestic Building, Room 118A, Vanguard Financial Center, 100 Vanguard Boulevard, Malvern, PA on May 29, 1998 at 9:30 A.M., E.T. and at any adjournments of the meeting. Any one or more of Messrs. Brennan, Wilson and Klapinsky may vote my shares, and they may appoint substitutes to vote my shares on their behalf. I instruct Messrs. Brennan, Wilson and Klapinsky to vote this proxy as specified on the reverse side, and I revoke any previous proxies that I have executed. I acknowledge receipt of the Fund's Notice of Special Meeting of Shareholders and proxy statement.

                    PLEASE SIGN, DATE AND RETURN PROMPTLY
                     IN ENCLOSED ENVELOPE IF YOU ARE NOT
                         VOTING BY PHONE OR INTERNET

Date
     ---------------------
NOTE: Please sign exactly as your name appears on this proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

-----------------------------------------------------------



-----------------------------------------------------------
Signature (s) (and Title(s), if applicable)         VAN-REG

CONTINUED ON REVERSE SIDE

Please refer to the Proxy Statement discussion of these proposals.
THE PROXY WILL BE VOTED FOR THE PROPOSALS IF YOU DO NOT SPECIFY OTHERWISE.
                        ---
Your appointed attorneys will vote any other matters that arise at the meeting in accordance with their best judgment.
THE BOARD OF DIRECTORS/TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
                                                  ---

               - Please detach at perforation before mailing -

           PLEASE VOTE BY CHECKING THE APPROPRIATE BOX(ES) BELOW.


                                                                                          FOR    AGAINST   ABSTAIN
1. To reorganize the Fund into a Delaware business trust.  (All but Treasury Fund)        [ ]      [ ]       [ ] 1.

2. To change the Fund's fundamental investment limitations with regards to:

   (a) The interfund lending program. (All but Treasury Fund)                             [ ]      [ ]       [ ] 2a.

   (b) Borrowing money and pledging assets (All Funds)                                    [ ]      [ ]       [ ] 2b.



   (c) Investments in securities owned by affiliates.  (Money Market Reserves)            [ ]      [ ]       [ ] 2c.

   (d) Investments in assessable securities.  (Bond Index Fund)                           [ ]      [ ]       [ ] 2d.

   (e) Investments in bond futures and options. (Fixed Income Securities Fund-Short-      [ ]      [ ]       [ ] 2e.
       Term Portfolio)

   (f) Investments in a single issuer's securities. (Money Market Reserves and            [ ]      [ ]       [ ] 2f.
       Treasury Fund)

3. Switch to dollar-based voting rights. (Treasury Fund)                                  [ ]      [ ]       [ ] 3.




                                                                         VAN-REG

VOTE BY TOUCH-TONE PHONE OR THE INTERNET
CALL TOLL-FREE: 1-800-690-6903 OR VISIT OUR WEBSITE
WWW.VANGUARD.COM OR WWW.PROXYVOTE.COM

12-DIGIT CONTROL NUMBER: 021 345 678 912

(See enclosed insert for further instructions to vote by phone/internet)

[THE VANGUARD GROUP LOGO]
- Please detach at perforation before mailing -


VANGUARD FIXED INCOME SECURITIES FUND ("FUND")
PROXY SOLICITED BY THE BOARD OF DIRECTORS

By my signature below, I appoint John J. Brennan, J. Lawrence Wilson and Raymond J. Klapinsky as my attorneys to vote all Fund shares that I am entitled to vote at the Special Meeting of Shareholders to be held in the Majestic Building, Room 118A, Vanguard Financial Center, 100 Vanguard Boulevard, Malvern, PA on May 29, 1998 at 9:30 A.M., E.T. and at any adjournments of the meeting. Any one or more of Messrs. Brennan, Wilson and Klapinsky may vote my shares, and they may appoint substitutes to vote my shares on their behalf. I instruct Messrs. Brennan, Wilson and Klapinsky to vote this proxy as specified on the reverse side, and I revoke any previous proxies that I have executed. I acknowledge receipt of the Fund's Notice of Special Meeting of Shareholders and proxy statement.

                    PLEASE SIGN, DATE AND RETURN PROMPTLY
                     IN ENCLOSED ENVELOPE IF YOU ARE NOT
                         VOTING BY PHONE OR INTERNET

Date
     ---------------------
NOTE: Please sign exactly as your name appears on this proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

-----------------------------------------------------------



-----------------------------------------------------------
Signature (s) (and Title(s), if applicable)         VAN-REG

CONTINUED ON REVERSE SIDE

Please refer to the Proxy Statement discussion of these proposals.
THE PROXY WILL BE VOTED FOR THE PROPOSALS IF YOU DO NOT SPECIFY OTHERWISE.
                        ---
Your appointed attorneys will vote any other matters that arise at the meeting in accordance with their best judgment.
THE BOARD OF DIRECTORS/TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
                                                  ---

               - Please detach at perforation before mailing -

           PLEASE VOTE BY CHECKING THE APPROPRIATE BOX(ES) BELOW.


                                                                                          FOR    AGAINST   ABSTAIN
1. To reorganize the Fund into a Delaware business trust.  (All but Treasury Fund)        [ ]      [ ]       [ ] 1.

2. To change the Fund's fundamental investment limitations with regards to:

   (a) The interfund lending program. (All but Treasury Fund)                             [ ]      [ ]       [ ] 2a.

   (b) Borrowing money and pledging assets (All Funds)                                    [ ]      [ ]       [ ] 2b.



   (c) Investments in securities owned by affiliates.  (Money Market Reserves)            [ ]      [ ]       [ ] 2c.

   (d) Investments in assessable securities.  (Bond Index Fund)                           [ ]      [ ]       [ ] 2d.

   (e) Investments in bond futures and options. (Fixed Income Securities Fund-Short-      [ ]      [ ]       [ ] 2e.
       Term Portfolio)

   (f) Investments in a single issuer's securities. (Money Market Reserves and            [ ]      [ ]       [ ] 2f.
       Treasury Fund)

3. Switch to dollar-based voting rights. (Treasury Fund)                                  [ ]      [ ]       [ ] 3.




                                                                         VAN-REG

VOTE BY TOUCH-TONE PHONE OR THE INTERNET
CALL TOLL-FREE: 1-800-690-6903 OR VISIT OUR WEBSITE
WWW.VANGUARD.COM OR WWW.PROXYVOTE.COM

12-DIGIT CONTROL NUMBER: 021 345 678 912

(See enclosed insert for further instructions to vote by phone/internet)

[THE VANGUARD GROUP LOGO]
- Please detach at perforation before mailing -


VANGUARD MONEY MARKET RESERVES ("FUND")
PROXY SOLICITED BY THE BOARD OF DIRECTORS

By my signature below, I appoint John J. Brennan, J. Lawrence Wilson and Raymond J. Klapinsky as my attorneys to vote all Fund shares that I am entitled to vote at the Special Meeting of Shareholders to be held in the Majestic Building, Room 118A, Vanguard Financial Center, 100 Vanguard Boulevard, Malvern, PA on May 29, 1998 at 9:30 A.M., E.T. and at any adjournments of the meeting. Any one or more of Messrs. Brennan, Wilson and Klapinsky may vote my shares, and they may appoint substitutes to vote my shares on their behalf. I instruct Messrs. Brennan, Wilson and Klapinsky to vote this proxy as specified on the reverse side, and I revoke any previous proxies that I have executed. I acknowledge receipt of the Fund's Notice of Special Meeting of Shareholders and proxy statement.

                    PLEASE SIGN, DATE AND RETURN PROMPTLY
                     IN ENCLOSED ENVELOPE IF YOU ARE NOT
                         VOTING BY PHONE OR INTERNET

Date
     ---------------------
NOTE: Please sign exactly as your name appears on this proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

-----------------------------------------------------------



-----------------------------------------------------------
Signature (s) (and Title(s), if applicable)         VAN-REG

CONTINUED ON REVERSE SIDE

Please refer to the Proxy Statement discussion of these proposals.
THE PROXY WILL BE VOTED FOR THE PROPOSALS IF YOU DO NOT SPECIFY OTHERWISE.
                        ---
Your appointed attorneys will vote any other matters that arise at the meeting in accordance with their best judgment.
THE BOARD OF DIRECTORS/TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
                                                  ---

               - Please detach at perforation before mailing -

           PLEASE VOTE BY CHECKING THE APPROPRIATE BOX(ES) BELOW.


                                                                                          FOR    AGAINST   ABSTAIN
1. To reorganize the Fund into a Delaware business trust.  (All but Treasury Fund)        [ ]      [ ]       [ ] 1.

2. To change the Fund's fundamental investment limitations with regards to:

   (a) The interfund lending program. (All but Treasury Fund)                             [ ]      [ ]       [ ] 2a.

   (b) Borrowing money and pledging assets (All Funds)                                    [ ]      [ ]       [ ] 2b.



   (c) Investments in securities owned by affiliates.  (Money Market Reserves)            [ ]      [ ]       [ ] 2c.

   (d) Investments in assessable securities.  (Bond Index Fund)                           [ ]      [ ]       [ ] 2d.

   (e) Investments in bond futures and options. (Fixed Income Securities Fund-Short-      [ ]      [ ]       [ ] 2e.
       Term Portfolio)

   (f) Investments in a single issuer's securities. (Money Market Reserves and            [ ]      [ ]       [ ] 2f.
       Treasury Fund)

3. Switch to dollar-based voting rights. (Treasury Fund)                                  [ ]      [ ]       [ ] 3.




                                                                         VAN-REG

VOTE BY TOUCH-TONE PHONE OR THE INTERNET
CALL TOLL-FREE: 1-800-690-6903 OR VISIT OUR WEBSITE
WWW.VANGUARD.COM OR WWW.PROXYVOTE.COM

12-DIGIT CONTROL NUMBER: 021 345 678 912

(See enclosed insert for further instructions to vote by phone/internet)

[THE VANGUARD GROUP LOGO]
- Please detach at perforation before mailing -


VANGUARD TREASURY FUND ("FUND")
PROXY SOLICITED BY THE BOARD OF DIRECTORS

By my signature below, I appoint John J. Brennan, J. Lawrence Wilson and Raymond J. Klapinsky as my attorneys to vote all Fund shares that I am entitled to vote at the Special Meeting of Shareholders to be held in the Majestic Building, Room 118A, Vanguard Financial Center, 100 Vanguard Boulevard, Malvern, PA on May 29, 1998 at 9:30 A.M., E.T. and at any adjournments of the meeting. Any one or more of Messrs. Brennan, Wilson and Klapinsky may vote my shares, and they may appoint substitutes to vote my shares on their behalf. I instruct Messrs. Brennan, Wilson and Klapinsky to vote this proxy as specified on the reverse side, and I revoke any previous proxies that I have executed. I acknowledge receipt of the Fund's Notice of Special Meeting of Shareholders and proxy statement.

                    PLEASE SIGN, DATE AND RETURN PROMPTLY
                     IN ENCLOSED ENVELOPE IF YOU ARE NOT
                         VOTING BY PHONE OR INTERNET

Date
     ---------------------
NOTE: Please sign exactly as your name appears on this proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

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Signature (s) (and Title(s), if applicable)         VAN-REG

CONTINUED ON REVERSE SIDE

Please refer to the Proxy Statement discussion of these proposals.
THE PROXY WILL BE VOTED FOR THE PROPOSALS IF YOU DO NOT SPECIFY OTHERWISE.
                        ---
Your appointed attorneys will vote any other matters that arise at the meeting in accordance with their best judgment.
THE BOARD OF DIRECTORS/TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
                                                  ---

               - Please detach at perforation before mailing -

           PLEASE VOTE BY CHECKING THE APPROPRIATE BOX(ES) BELOW.


                                                                                          FOR    AGAINST   ABSTAIN
1. To reorganize the Fund into a Delaware business trust.  (All but Treasury Fund)        [ ]      [ ]       [ ] 1.

2. To change the Fund's fundamental investment limitations with regards to:

   (a) The interfund lending program. (All but Treasury Fund)                             [ ]      [ ]       [ ] 2a.

   (b) Borrowing money and pledging assets (All Funds)                                    [ ]      [ ]       [ ] 2b.



   (c) Investments in securities owned by affiliates.  (Money Market Reserves)            [ ]      [ ]       [ ] 2c.

   (d) Investments in assessable securities.  (Bond Index Fund)                           [ ]      [ ]       [ ] 2d.

   (e) Investments in bond futures and options. (Fixed Income Securities Fund-Short-      [ ]      [ ]       [ ] 2e.
       Term Portfolio)

   (f) Investments in a single issuer's securities. (Money Market Reserves and            [ ]      [ ]       [ ] 2f.
       Treasury Fund)

3. Switch to dollar-based voting rights. (Treasury Fund)                                  [ ]      [ ]       [ ] 3.




                                                                         VAN-REG